SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Worlds.com Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WORLDS.COM INC.
11 ROYAL ROAD
BROOKLINE, MA 02445

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2010

The Annual Meeting of Stockholders of Worlds.com Inc. (the “Company”) will be held at Fireman Associates, 145 Rosemary Street,  Suite H, Rosemary Park, Needham  MA 02494, on June 1, 2010 at 11:00 a.m. local time, to consider and act upon the following matters:

1.	To elect 4 directors to serve for the ensuing year.

2.	To approve and authorize amending our Certificate of Incorporation to increase our authorized capital to 100,000,000 shares of common stock, par value of $0.001 per share.

3.
To approve and authorize amending our Certificate of Incorporation to increase our authorized capital to include 5,000,000 shares of newly authorized blank check preferred stock, par value of $0.001 per share.

4.	To approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:20.

5.	To change our domicile from New Jersey to Delaware.

6.	To approve and authorize the Certificate of Incorporation in our new domicile (if such move is approved and taken) to provide for authorized capital of 100,000,000 shares of common stock, par value of $0.001 per share.

7.
To approve and authorize the Certificate of Incorporation in our new domicile (if such move is approved and taken) to provide for authorized capital of 5,000,000 shares of blank check preferred stock, par value of $0.001 per share.

8.	To ratify and approve the adoption of the Company’s 2007 Stock Option Plan, and the awards previously issued thereunder.

9.	To ratify the selection by the Board of Directors of the firm of Bongiovanni & Associates, CPA’S, as the Company’s independent auditors for the current fiscal year.

10.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record as of the close of business on April 26, 2010 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

By Order of the Board of Directors,
/s/ Thom Kidrin
Thom Kidrin, President
Brookline, Massachusetts
May 18, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER
TO ENSURE REPRESENTATION OF YOUR SHARES.  YOU MAY REVOKE THE PROXY
AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

WORLDS.COM INC.
11 ROYAL ROAD
BROOKLINE, MA 02445

PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Worlds.com Inc. (the “Company”) for use at the 2010 Annual Meeting of Stockholders to be held on June 1, 2010, and at any adjournment of that meeting (the “Annual Meeting”). Throughout this Proxy Statement, “we,” “us” and “our” are used to refer to the Company.

The shares of our common stock represented by each proxy will be voted in accordance with the stockholder’s instructions as to each matter specified thereon, unless no instruction is given, in which case, the proxy will be voted in favor of such matter. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to our corporate Secretary or by voting in person at the Annual Meeting.

We are mailing this Proxy Statement to our stockholders on or about June 1, 2010, accompanied by our Annual Report to Stockholders for our fiscal year ended December 31, 2009.

Voting Securities and Votes Required

At the close of business on April 26, 2010, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 57,368,348 shares of our common stock, par value $.001 per share. All holders of our common stock are entitled to one vote per share.

The affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting is required for the ratification and adoption of our 2007 Stock Option Plan and for the ratification of the appointment by the Board of Directors of Bongiovanni & Associates, CPA’S as our independent auditors for the current fiscal year.  The affirmative vote of the holders of two-thirds of the shares of our common stock present or represented by proxy at the Annual Meeting is required for the amendment to our Certificate of Incorporation to increase our authorized Common Stock and authorize preferred stock, to authorize our Board of Directors to implement a reverse split,  to change our domicile from New Jersey to Delaware and to authorize our Certificate of Incorporation in our new domicile (if such move is approved and taken) to increase our authorized Common Stock and authorize preferred stock,. A majority of the outstanding shares of our common stock represented in person or by proxy at the Annual Meeting will constitute a quorum at the meeting. All shares of our common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (“broker non-votes”), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 26, 2010 with respect to the beneficial ownership of our common stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of our common stock, (2) each of our directors and nominees for director, (3) each of our executive officers named in the Summary Compensation Table set forth under the caption “Executive Compensation”, below, and (4) all our directors and executive officers as a group.

Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)
Thomas Kidrin	21,290,000(3)	29.42%
Jay Coleman	675,000(4)	1.24%
Robert Fireman	550,000(4)	1.01%
Bernard Stolar	550,000(4)	1.01%
Steven Chrust	6,538,786(5)	12.18%
All directors and executive officers as a group (one person)	23,065,000(6)	31.11%

 (1) Unless stated otherwise, the business address for each person named is Worlds.com Inc., 11 Royal Road, Brookline, MA  02445.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) Includes 15 million currently exercisable stock options.

(4) Consists of currently exercisable stock options.

(5) Includes 473,125 common shares indirectly owned; 42,000 shares owned jointly with his spouse and 125,000 shares underlying a currently exercisable warrant.

(6) Includes 16,775,000 currently exercisable stock options.

ELECTION OF DIRECTORS
(Proposal No. 1)

The persons named in the enclosed proxy will vote to elect as directors the four nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. There are no family relationships between or among any of our executive officers or directors.

Nominees

Set forth below for each nominee as a director is his name, age, and position with us, his principal occupation and business experience during at least the past five years and the date of the commencement of his term as a director.

Name	Age	Position	Date of Appointment
Thomas Kidrin	57	President, Chief Executive Officer, Secretary, Treasurer, Director	December 1997
Bernard Stolar	63	Director	September 2007
Jay Coleman	59	Director	September 2007
Robert Fireman	61	Director	September 2007

Thomas Kidrin has been president, secretary and treasurer and a director from December 1997 through July 2007 and then added the title chief executive officer since August 2007. Mr. Kidrin was also president and a director of Worlds Acquisition Corp. from April 1997 to December 1997. He has been the chairman and president of Datastream Corporation, a designer and developer of interactive products and services, since 1993. From December 1991 to June 1996, Mr. Kidrin was a founder, director, and President of UC Television Network Corp., a company engaged in the design and manufacture of interactive entertainment/advertising networks in the college market under the brand name College Television Network, the largest private network on college campuses in the United States sold to MTV in 1996 now operating under MTVU. Mr. Kidrin was also the Co-Founder of Motown Interactive Inc., a multimedia publisher for Nintendo and Sega, focused on the integration of music as a predominant gaming element; President and Co-founder of American Softworks Corporation, a Nintendo, Sony and Sega third party licensee; Executive Director/Project Leader at Mattel Toys; and was granted two US patents 5,423,555 and D.358,815 by the US Patent Office for Interactive Television/Video Game technology and Music Video Apparatus.  Mr. Kidrin has attended Drake University and the New School of Social Research.

Bernard Stolar, noted for his expertise in both identifying and developing market-driving content and forging successful business partnerships, brings to the board over twenty years of senior-level experience within the interactive entertainment industry in all phases of company operations, including sales and marketing, product development, licensing, distribution, strategic planning and management. Mr. Stolar has served in high profile leadership roles at publicly and privately held interactive entertainment companies. Currently, Mr. Stolar is Dean of Games and Game Evangelist for Google, Inc. From February 2006 until its purchase by Google, Inc. in February 2007, Mr. Stolar was the Chairman of the Board of Adscape Media. Prior to this, he was president and chief operating office of BAM! Entertainment, where he transformed the company from a hand-held content company to a developer and marketer of interactive entertainment for next generation video game consoles. In 2000, Mr. Stolar joined Mattel, Inc. as president of Mattel Interactive, where he was responsible for directing and reorganizing the $1 billion Mattel Interactive division. From 1996 to 1999, Mr. Stolar served as president and chief operating officer of Sega of America, Inc. where he helped increase sales from $200 million to over $1 billion in three years, and orchestrated the launch of the Sega Dreamcast(TM), the fastest selling video game console in US history at that time. Mr. Stolar also served as executive vice president of Sony Computer Entertainment of America, where he was a key leader of the Sony Playstation® launch team, directing all third-party publishing in the U.S. Prior to that, Mr. Stolar served as president of Atari America's game division.

Jay Coleman is the founder and CEO, since 1976, of Entertainment Marketing & Communications International, a leading independent company linking worldwide consumer marketing with the broad spectrum of contemporary music, entertainment and technology.  Major deals include the Rolling Stones with American Express; Michael Jackson with Pepsi; and Sponsorship for Live Aid and Live Earth, among other major media events. Mr. Coleman is best known for pioneering music sponsorship and marketing, creating landmark deals, and expanding the company's marketing capabilities beyond pop music, creating breakthrough concepts in all areas of entertainment.

Robert Fireman is a practicing attorney, an investor and developer of new businesses across a variety of industries. As an entrepreneur, Mr. Fireman was the founder of Consumer Card Marketing (CCMI), the pioneer of card based, stored value, loyalty and gift programs. Mr. Fireman sold this business to News Corporation in early 2000. He is continuously on management teams for innovative projects and businesses. He has represented both well established and start-up companies in all aspects of their corporate development and ongoing legal requirements. Mr. Fireman holds a BA from the University of Wisconsin and a JD from Suffolk University Law School. Mr. Fireman has been a practicing attorney for over 30 years and is the managing attorney of Fireman & Associates LLP.

Qualification of Directors

Each of our directors brings specific talents, skills and abilities to our board.  Mr. Kidrin, our chief executive officer, has been one of our executive officers for over 12 years and has been a leader in the interactive Internet technology area for over 27 years.  In addition to his knowledge and expertise, Mr. Kidrin also brings management’s perspective to our board’s deliberations.  Mr. Stolar, as described in his biography above, has vast experience in the interactive arena and has held senior positions in some of the largest and successful companies.  Mr. Coleman has been involved in the entertainment field for almost 35 years and has many connections in the music industry which is where many of our clients come and he brings his entrepreneurial spirit to the board.  Mr. Fireman, as both an attorney and an entrepreneur, has a unique perspective that he brings to the board as he is able to provide both insight into methodologies for growing a business as well as and guidance from a legal perspective.

Independent Directors

A majority of our directors are “independent” as defined under rules of the Nasdaq Stock Market.  Such independent directors are Messrs. Stolar, Coleman and Fireman.  Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

Audit Committee

We do not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee.  We have only recently begun increasing our operations, and we are not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert" or to so designate one of our current directors, but we intend to either retain an additional director who will qualify as such an expert or designate one of our current directors as such an expert, as soon as reasonably practicable. Our current directors, by virtue of their past employment experience, have considerable knowledge of financial statements, finance, and accounting, and have significant employment experience involving financial oversight responsibilities. Accordingly, we believe that our current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such a designated expert at this time.

Code of Ethics

We have adopted a code of ethic (the "Code of Ethics") that applies to all employees including specifically our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the Code of Ethics was filed as Exhibit 14.1 to a previous annual report and is publicly available at no charge at www.sec.gov. The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the Commission and in other public communications we make

•	Compliance with applicable governmental laws, rules and regulations

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code

•	Accountability for adherence to the code

Meetings of the Board of Directors and Board Member Attendance at Annual Stockholder Meeting

From January 1, 2009 through December 31, 2009, the Board of Directors met or acted without a meeting pursuant to unanimous written consent four times.

We do not have a formal written policy with respect to board members’ attendance at annual stockholder meetings, although we do encourage each of them to attend.  We expect all of the directors then serving to attend our 2010 Annual Stockholder Meeting.

Stockholder Communications

Stockholders interested in communicating with our Board may do so by writing to any or all directors, care of our Chief Financial Officer, at our principal executive offices. Our Chief Financial Officer will log in all stockholder correspondence and forward to the director addressee(s) all communications that, in his judgment, are appropriate for consideration by the directors. Any director may review the correspondence log and request copies of any correspondence. Examples of communications that would be considered inappropriate for consideration by the directors include, but are not limited to, commercial solicitations, trivial, obscene, or profane items, administrative matters, ordinary business matters, or personal grievances. Correspondence that is not appropriate for Board review will be handled by our Chief Financial Officer. All appropriate matters pertaining to accounting or internal controls will be brought promptly to the attention of all the directors.

Stockholder recommendations for director nominees are welcome and should be sent to our Chief Financial Officer, who will forward such recommendations to each of our directors, and should include the following information: (a) all information relating to each nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of each nominee, and must be submitted in the time frame described under the caption, “Stockholder Proposals for 2011 Annual Meeting,” below. The board of directors will evaluate candidates recommended by stockholders in the same manner as candidates recommended by other sources, using criteria, if any, approved by the Board from time to time. We do not currently have a policy with respect to considering diversity in identifying director nominees.  Our stockholder communication policy may be amended at any time with the consent of our board of directors.

Executive Officers

Our officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. One of our executive officers, Thom Kidrin, is also a director of the Company. See the section above entitled “Nominees” for biographical information about this officer. The remaining executive officer is Chris Ryan, our Chief Financial Officer.

Christopher J. Ryan, age 49, has been Vice President- Finance since May 2000 and principal accounting and finance officer since August 2000. From August 1991 through April 2000, Mr. Ryan held a variety of financial management positions at Reuters America, an information services company.  From 2001 through 2003, Mr. Ryan was the founder and President of CJR Advisory Services, a personal corporation through which he provided financial consulting services to various entities.  Since 2004, Mr. Ryan has been the VP Finance of Peminic, Inc.  Mr. Ryan is an inactive certified public accountant. He is a graduate of Montclair State University in New Jersey and received an M.B.A. degree from Fordham University in New York.

Certain Relationships and Related Transactions

Jay Coleman, one of our directors, received an aggregate of 125,000 stock options during 2007 and 2008 exercisable for 3 years at an average exercise price of $0.205 per share, with the actual exercise price being the closing price of our common stock on the dates of grant, as compensation for his efforts in generating new business for the Company. The issuance was approved by the board of directors, including all of the independent directors.

Pursuant to our Code of Ethics all of our employees are required to disclose to our General Counsel, the board of directors or any committee established by the Board of Directors to receive such information, any material transaction or relationship that reasonably could be expected to give rise to actual or apparent conflicts of interest between any of them, personally, and us. In addition, our Code of Ethics also directs all employees to avoid any self-interested transactions without full disclosure. This violation of this policy, which applies to all of our employees, could be grounds for termination. In approving or rejecting a proposed transaction, our General Counsel, Board of Directors or designated committee will consider the facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to us, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Upon concluding their review, they will only approve those agreements that, in light of known circumstances, are in or are not inconsistent with, our best interests, as they determine in good faith.

Section 16(a) Beneficial Ownership Reporting Compliance

    Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and we are required to report, in this Form 10-K, any failure to comply therewith during the fiscal year ended December 31, 2009.  Except as disclosed below, we believe that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of our common stock. In making this statement, we have relied solely on copies of any reporting forms received by us, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.  Each of our directors and one 10% owner did not timely file one Form 4.

Legal Proceedings

In Cosmo Communications v. Worlds Inc. (our former name) in the Superior Court Of New Jersey Law Division, Bergen County, the court rendered a decision in favor of the plaintiff, Cosmo Communications on February 13, 2001. The judgment amount entered in April 2001, is approximately $205,000, of which the full amount is accrued.  The judgment related to a consulting agreement for raising capital. The court ruled that the terms of the contract are binding on successors of the company and that Worlds.com is a successor company.

On December 24, 2008 we filed a patent infringement suit against NCSoft Corp in the United States District Court, Eastern District of Texas in order to enforce our intellectual property rights under our patents.  In April 2010, the parties agreed to settle the matter, the terms of which the parties have contractually agreed to keep confidential.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us during the fiscal periods ending December 31, 2009 and 2008, to our chief executive officer and to our other most highly compensated executive officers whose compensation exceeded $100,000 for those fiscal periods.

SUMMARY COMPENSATION TABLE (1)(2)
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Securities Underlying Options (g)	All Other Compensation ($) (i)	Total ($) (j)
Thomas Kidrin President/CEO	2009	$123,077(3)	0	0	0	0	0	$123,077(3)
	2008	$200,000	0	0	0	0	0	$200,000

(1) The above compensation does not include other personal benefits, the total value of which do not exceed $10,000.
(2) Pursuant to the regulations promulgated by the SEC, the table omits columns reserved for types of compensation not applicable to us.
(3) Mr. Kidrin has an employment agreement with a 2009 salary of $242,000.  The balance of his compensation has been deferred due to lack of funds.

Stock Option Grants

The following table sets forth information as of December 31, 2009 concerning unexercised options, unvested stock and equity incentive plan awards for the executive officers named in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT YEAR-ENDED DECEMBER 31, 2009

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Thom Kidrin	15,000,000	0	0	$0.05	08-31-12

Compensation of Directors

On September 5, 2007, the Board of Directors adopted a compensation program for the directors whereby each director will receive compensation in the form of stock options for serving on the board. Five-year non-qualified stock options to purchase 100,000 shares of the Corporation’s common stock are to be granted annually on January 1 to each director then in office at an exercise price equal to the last reported trading price of our common stock on that day, with such option to vest in 12 months, provided the director serves for at least six months, following the date of grant.  In addition, every director upon first joining our board receives 150,000 stock options that vest immediately and are exercisable for five years at a price equal to the last reported trading price of our common stock on that day.  On April 14, 2010, each of the non-employee directors was granted 200,000 options exercisable at $0.12 per share, the closing price of our common stock on such date.

The following table sets forth information concerning the compensation paid to each of our non-employee directors during 2009 for their services rendered as directors.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Ja Jay Coleman	0	0	6,382		6,382
R Robert Fireman	0	0	6,382		6,382
B Bernard Stolar	0	0	6,382		6,382

 (1) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year for the fair value of stock options granted to the named director in fiscal year 2009, in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized from these awards by the named director.  Each director received 100,000 stock options during 2009.  As of the end of fiscal 2009, each outside director had received, and still holds, an aggregate of 350,000 options for service as a director.

Employment Agreements

On September 4, 2007, our board approved entry into an employment agreement with our president, Thom Kidrin.  The agreement, dated as of September 1, 2007, is for five years with a one-year renewal option held by Mr. Kidrin.  The agreement provides for a base salary of $200,000, which increases 10% on January 1 of each year; a monthly car allowance of $1,000; an annual bonus equal to 2.5% of Pre-Tax Income (as defined in the agreement); an additional bonus as follows: $75,000, if Pre-Tax Income for the year is between 150% and 200% of the prior fiscal year’s Pre-Tax Income or (B) $100,000, if Pre-Tax Income for the year is between 201% and 250% of the prior fiscal year’s Pre-Tax Income or (C) $200,000, if Pre-Tax Income for the year is 251% or greater than the prior fiscal year’s Pre-Tax Income, but in no event shall this additional bonus exceed five (5%) percent of Pre-Tax Income for such year; payment of up to $10,000 in life insurance premiums; options to purchase 15 million shares of our common stock at an exercise price of  $0.05 per share, of which one-third vested on September 4, 2007, one-third vested on August 31, 2008 and the balance vested on August 31, 2009; a death benefit equal to one year of the then base salary and a disability benefit equal to two years of the then base salary; and a payment equal to 2.99 times his base amount (as defined in the agreement) in the event of a Change of Control (as defined in the agreement).  The agreement also provides that Mr. Kidrin can be terminated for cause (as defined in the agreement) and that he is subject to restrictive covenants for 12 months after termination.

Stock Option Plan

On September 4, 2007, our board of directors adopted the 2007 Stock Option Plan, which we intend to present to our shareholders for their approval at our next annual meeting.  The plan provides for the issuance of up to 25 million options of which not more than 22 million can be incentive stock options.  As of April 26, 2010, 17,987,500 options have been issued under the plan.

ADOPTION OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL TO 100,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE

(Proposal No. 2)

      On April 14, 2010, the Board of Directors unanimously resolved, subject to stockholder approval, to amend our Certificate of Incorporation (the “Revised Certificate”). The Revised Certificate would amend the Certificate of Incorporation as follows:

•	increase the number of authorized shares of common stock from 65,000,000 shares to 100,000,000 shares.

Purpose and Effect of the Amendment

      We Urge Each Stockholder to Carefully Read the Revised Certificate Before Voting on This Proposal, a copy of which is attached hereto as Appendix A.

      If Proposal 2 is approved, Article FOURTH of our Certificate of Incorporation would be amended to increase the authorized shares of common stock to 100,000,000 shares.

      The additional shares of common stock to be authorized by adoption of Proposal 2 would have rights identical to the currently outstanding common stock. Adopting Proposal 2 would not affect the rights of the holders of currently outstanding common stock. However, if additional shares of common stock are actually issued, any such issuance would have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

      We currently have 65,000,000 authorized shares of common stock. As of April 26, 2010, 57,368,348 shares of common stock were outstanding and 2,987,000 shares of common stock were subject to awards under the 2007 Option Plan, aside from options held by executive officers.

Reasons to Increase the Amount of Authorized Shares

      The principal purpose to authorize additional shares of common stock is to provide us with additional financial flexibility to issue common stock for purposes which may be identified in the future, including, without limitation, to distribute common stock to stockholders pursuant to stock splits and/or stock dividends, to raise equity capital, to provide sufficient shares for issuance under the 2007 Stock Option Plan, to adopt additional equity incentive plans or reserve additional shares for issuance under such plans, to make acquisitions through the use of common stock, and to effect other corporate transactions.

      The availability of additional shares of common stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. An increase in the number of authorized shares of common stock would enable the Board of Directors to avoid the time (and expense) of seeking stockholder approval in connection with any such contemplated action. If Proposal 2 is approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or the rules of any stock exchange upon which our securities may be listed. As of the date hereof, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized shares. Approval of the proposal does not mean that we will necessarily enter into such a transaction, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing.  No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing. The holders of common stock do not have preemptive rights to purchase any shares issued in the future.

      The proposed increase in the authorized number of shares of common stock could have a variety of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Your attention is directed to the table at the end of the next proposal (proposal no. 3) which sets forth the amount of shares that would be available fore issuance if proposals nos. 2 and 3 are adopted.

ADOPTION OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL TO ADD 5,000,000 SHARES OF A NEWLY CREATED BLANK CHECK PREFERRED STOCK, PAR VALUE $0.001 PER SHARE

(Proposal No. 3)

      On April 14, 2010, the Board of Directors unanimously resolved, subject to stockholder approval, to amend our Certificate of Incorporation by adopting the Revised Certificate. The Revised Certificate would amend the Certificate of Incorporation as follows:

•	Authorize a new class of “blank check” preferred stock consisting of 5,000,000 shares.

      We Urge Each Stockholder to Carefully Read the Revised Certificate Before Voting on This Proposal, a copy of which is attached hereto as Appendix A.

      If Proposal 3 is approved, Article FOURTH of the Certificate of Incorporation would be amended to increase the authorized capital to include 5,000,000 shares of newly authorized blank check preferred stock.

     Adopting Proposal 3 would not affect the rights of the holders of currently outstanding common stock. However, if shares of preferred stock are actually issued, any such issuance would have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

      The shares of preferred stock to be authorized by adoption of Proposal 3 would be blank check preferred stock, which means that the Board of Directors may authorize and issue such preferred stock from time to time, upon such terms and conditions as the Board of Directors may approve.

      We currently do not have any authorized preferred shares.  However, we currently have 65,000,000 authorized shares of common stock. As of April 26, 2010, 57,368,348 shares of common stock were outstanding and 2,987,000 shares of common stock were subject to awards under the 2007 Option Plan, aside from options held by executive officers.

Reasons to Increase the Amount of Authorized Shares

      The principal purpose to authorize additional shares of preferred stock is to provide us with additional financial flexibility to issue preferred stock for purposes which may be identified in the future, including, without limitation, to distribute to stockholders as a stock dividends, to raise equity capital, to make acquisitions through the use of preferred stock, and to effect other corporate transactions.

      The availability of preferred stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. Adoption now of preferred stock would enable the Board of Directors to avoid the time (and expense) of seeking stockholder approval in connection with any such contemplated action. If Proposal 3 is approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law or the rules of any stock exchange upon which our securities may be listed. As of the date hereof, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized preferred shares.  Approval of the proposal does not mean that we will necessarily enter into such a transaction, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing.  No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing.

      The proposed preferred stock could have a variety of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Similarly, the Board could authorize the issuance of a class or series of preferred stock with such rights and preferences as to greatly limit the likelihood of our common stockholders from receiving cash dividends or distributions upon our dissolution.  Such preferred shares could also be given “poison pill” provisions that would dissuade potential suitors from acquiring us, thereby reducing an opportunity for our common shareholders to maximize the value of their shareholdings.

	Common Stock	Preferred Stock
Shares currently authorized	65,000,000	0
Shares currently outstanding	57,368,348	0
Additional shares currently available for issuance	7,631,652	0

Shares authorized if proposals 2 and 3 are adopted	100,000,000	5,000,000
Shares currently outstanding	57,368,348	0
Additional shares that can be issued if proposals 2 and 3 are adopted	42,631,652	5,000,000

TO APPROVE AND AUTHORIZE A REVERSE SPLIT OF OUR COMMON STOCK
IN A RATIO RANGING FROM 2:1 TO 20:1 AT THE DISCRETION OF THE BOARD
(Proposal No. 4)

Purpose and Effect of the Reverse Stock Split

      The proposed Reverse Stock Split is to provide us with sufficient flexibility to take advantage of corporate opportunities and/or financings should the opportunities arise. Without the Reverse Stock Split, we would not have sufficient number of authorized Common Shares to engage in these types of transactions and if we were to merely increase the number of our authorized Common Shares (as per Proposal no. 2), management is concerned that the number of our issued and outstanding Common Shares following any such transaction might be excessive, given our current financial condition.

      Under economic theory, and as experience shows, the market price of our common stock should rise in an inverse amount to the ratio of the reverse split.  However, the market price of our Common Stock is also based on factors that may be unrelated to the number of shares outstanding. These factors include our performance, general economic and market conditions and other factors, many of which are beyond our control.  Accordingly, following the initial expected rise following the implementation of the reverse split, the market price of our stock may fall resulting in a loss of net value to your portfolio.

      The Reverse Stock Split will affect all of our shareholders uniformly. We will not issue fractional shares, but rather will round up any fractional shares to the next highest full share as a consequence of the Reverse Stock Split.

  After the effective date of the Reverse Stock Split (as will be determined in the discretion of our Board of Directors, but no later than the record date of our next annual meeting of shareholders), each stockholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding shares as such stockholder held prior to the effective date. The number of shares of our Common Stock that may be issued upon the exercise of outstanding rights to receive shares of our Common Stock or conversion of an outstanding convertible note and the per share conversion prices thereof, will be adjusted appropriately to give effect to the Reverse Stock Split as of the effective date.

      The liquidity of our Common Stock may be adversely affected by the reduced number of freely trading shares outstanding after the Reverse Stock Split. In addition, the split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

      The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of any such implementation, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion with the exchange ratio for the Reverse Stock Split (as will be determined in the discretion of our Board of Directors, but no later than the record date of our next annual meeting of shareholders) and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total shareholders' equity. All share and per share information will be retroactively adjusted following the effective date to reflect the Reverse Stock Split for all periods presented in future filings.

      The availability of additional authorized shares will allow our Board of Directors to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the shareholders or the time delay involved in obtaining stockholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares of Common Stock. In addition, since our Board members are not prescient, it is impossible to predict at this time the appropriate size of any reverse split as would be necessary to consummate any future corporate opportunities or financings.  Accordingly, we are asking for approval to give our Board discretion to implement a reverse split within the range of 2:1 to 20:1 based upon the determination by our board of directors of the appropriate ratio based upon the relevant factors at such time.

      Because the Reverse Stock Split will result in an increased number of authorized but unissued shares of our Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being proposed by the Board for this purpose, in the future the Board of Directors could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of us, for example, by privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Articles of Incorporation would not receive the requisite vote. Such uses of our Common Stock could render more difficult, or discourage, an attempt to acquire control of our Company if the Board opposed such transactions.

The Reverse Stock Split will have the following effects upon our Common Stock:

•  The number of shares owned by each holder of Common Stock on the effective record date, of a reverse split will be reduced by anywhere from a factor of 50% to 5%;

•  The number of shares of Common Stock we are authorized to issue will remain at 65,000,000 or increase to   100,000,000 if Proposal 2 is adopted;

•  The par value of our Common Stock will remain the same; and

•  Shares of our Common Stock underlying our outstanding Options and Warrants will also be reduced.

The shares of our Common Stock to be issued following the Reverse Stock Split will be fully paid and non-assessable. The Reverse Stock Split will not change any of the rights of the shareholders of our Common Stock. The new shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of our Common Stock that were issued prior to the Reverse Stock Split. Each shareholder's percentage ownership will not be altered as a result of the Reverse Stock Split, but each shareholder will incur dilution, which could be substantial, as a result of a Reverse Stock Split.

On the record date of April 26, 2010 described above, there were 57,368,348 shares of our common stock issued and outstanding and an additional 18,788,648 shares underlying outstanding options and warrants.

The following table sets forth the number of Common Shares issued and outstanding as of the record date of this Proxy Statement and upon implementation of a Reverse Split at a ratio of 2:1, 10:1 and 20:1.  Inasmuch as we cannot predict at this time the actual ratio that our Board will select, these examples will provide information with respect to the highest, lowest and mid range of the possible ratios.

	2:1	10:1	20:1
Number of outstanding shares	28,684,174	5,736,835	2,868,417
Number of authorized but unissued shares	36,315,826	59,263,165	62,131,583
Number of outstanding shares – fully diluted	38,078,498	7,615,600	3,807,850
Number of authorized but unissued shares - fully diluted	26,921,502	57,384,400	61,192,150

In the event Proposal 5 below (change of domicile from New Jersey to Delaware) is approved and is implemented prior to the implementation of the Reverse Split, the Company reserves the right to implement the Reverse Split following such change of domicile within the time frame, and for the reasons, described above.

TO CHANGE OUR DOMICILE FROM NEW JERSEY TO DELAWARE
(Proposal No. 5)

On April 14, 2010, the Company’s board of directors voted unanimously to approve the Company’s change of domicile from New Jersey to Delaware.  This will be accomplished through the mechanism of a Migratory Merger, which is when the Company establishes a Delaware corporation (“NewCo”) and then merges into it so that Newco is the surviving entity. The Migratory Merger will be consummated pursuant to an agreement and plan of merger between the Company and NewCo, a copy of which is contained hereto in Appendix B  (the “Agreement and Plan of Merger”). Copies of the certificate of incorporation (“Delaware Certificate”) and bylaws (“Delaware Bylaws”), which will serve as NewCo’s certificate of incorporation and bylaws following the Migratory Merger, are attached to the Agreement and Plan of Merger as Exhibits 1 and 2, respectively, attached to Appendix B. The Agreement and Plan of Merger provides that the Company will merge with and into NewCo, the Delaware Corporation.

The proposed Migratory Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Migratory Merger will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Migratory Merger, which are immaterial). It is expected that the Company’s Common Stock will continue to trade without interruption on the Over the Counter Bulletin Board under the same symbol.

NewCo

NewCo, a wholly-owned subsidiary of the Company under the name Worlds Inc., which will be the surviving corporation, was incorporated under the Delaware General Corporation Law (the “DGCL”) on December 6, 2004 exclusively for the purpose of merging with the Company.

NewCo has one share of common stock issued and outstanding held by the Company, with only minimal capital. The terms of the Migratory Merger provide that the currently issued one share of common stock of NewCo held by the Company will be cancelled. As a result, following the Migratory Merger, the Company’s current stockholders will be the only stockholders of the newly merged corporation.

The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of NewCo, a Delaware corporation are available for inspection by our stockholders by appointment, during regular business hours, at the Company’s principal offices located at 11 Royal Road, Brookline, MA 02455, telephone (617) 725-8900 and are also attached hereto as Exhibits 1 and 2 to Appendix B.

The Agreement and Plan of Merger

The Agreement and Plan of Merger provides that the Company will merge with and into NewCo, with NewCo being the surviving corporation. NewCo will assume all assets and liabilities of the Company.

Filing of the Articles of Merger

The Company intends to file the Certificate of Merger and Articles of Merger with the Secretaries of State of Delaware and New Jersey, respectively, if and when this proposal is approved at the Annual Meeting, subject to the Company’s board of directors retaining discretion to abandon the merger, even after this proposal is approved, in the event too many shareholders assert their dissenters rights, as described below under “Principal Features of the Change of Domicile”.  Our Board of Directors will determine when to file Certificate of Merger to effectuate the change of domicile but may do so no later than the record date of our next annual meeting of shareholders.

Effect of Migratory Merger

Under the Delaware General Corporate Law (“DGCL”) and the New Jersey Business Corporation Act (“NJBCA”), when the Migratory Merger takes effect:

•	The Company, a New Jersey corporation, merges into the surviving entity, NewCo, and the separate existence of the Company ceases;
•	The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity (NewCo) without reversion or impairment;

•	The surviving entity (NewCo) has all of the liabilities of each other constituent entity;
•
A proceeding pending for or against any constituent entity may be continued as if the Migratory Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased; and

•
The stockholders’ interests of each constituent entity that are to be converted into stockholders’ interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders’ interests are entitled only to the rights provided in the Certificate of Merger, Articles of Merger or any created pursuant to Sections 14A:11-1 to 14A:11-3, inclusive, of the NJBCA and Section 262 of the DGCL dealing with dissenter’s rights.

On the effective date of the Migratory Merger, the Company will be deemed incorporated under the DGCL. Consequently, the Company will be governed by the Delaware Certificate and Delaware Bylaws filed with the Agreement and Plan of Merger.

Dissent Rights of the Company’s Stockholders

Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Sections 14A:11-1 to 14A:11-3 of the NJBCA if the stockholder dissents to the Migratory Merger. A brief summary of the provisions of NJBCA Sections 14A:11-1 to 14A:11-3 are set forth below and the complete text of said Sections is set forth in Appendix C.

Each holder of shares of the Company’s Common Stock who asserts dissenters' rights and who follows the procedures set forth in Section 14A:11-2 of NJBCA, will be entitled to have his or her shares of the Company’s Common Stock purchased by the Company for cash at their fair market value. The fair market value of shares of the Company’s Common Stock will be determined as of the day before the Annual Meeting.

A holder who wishes to exercise dissenters' rights should deliver his or her written demand to Thom Kidrin, Chief Executive Officer, Worlds.com Inc., 11 Royal Road, Brookline, MA 02455, within 20 days of receipt of this proxy statement. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NJBCA.

Within ten days of the effective date of the Migratory Merger, the Company must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Migratory Merger.

A stockholder of the Company wishing to exercise dissenters' rights must send an additional written demand for payment of the fair value of the Common Stock to the Company within 20 days after the mailing of the Dissenter’s Notice. Not later than 20 days after making such written demand for payment of the fair value of the Common Stock, the stockholder shall submit the certificate or certificates representing his Common Stock to the Company for notation thereon that a demand for payment of fair value has been made, whereupon the certificate or certificates shall be returned.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company’s Common Stock. NJBCA establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

The discussion contained herein is qualified in its entirety by and should be read in conjunction with the Agreement and Plan of Merger and the Certificate of Incorporation.

Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company stock pursuant to the NJBCA. If a shareholder loses his dissenters' rights, either by withdrawal of his demand or otherwise, he will not have the right to receive a cash payment for his Company stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

THE PROVISIONS OF NJBCA SECTIONS 14A:11-1 TO 14A:11-3 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

Principal Reasons for the Change of Domicile

The Company’s board of directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under New Jersey law and will increase the marketability of the Company's securities.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Company’s board of directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Material Differences in Shareholders Rights"

Principal Features of the Change of Domicile

The change of domicile will be effected by the merger of the Company, a New Jersey corporation, with and into, NewCo, a wholly-owned subsidiary of the Company named Worlds Inc. that was incorporated on December 6, 2004 under the DGCL for the purpose of effecting the change of domicile. The change of domicile will become effective upon the filing of the requisite merger documents in Delaware and New Jersey, which filings will occur on the effective date of the Migratory Merger. Following the Migratory Merger, NewCo will be the surviving corporation and will operate under the name “Worlds Inc.”

On the effective date of the Migratory Merger, (i) each issued and outstanding share of Common Stock of the Company, $.001 par value, shall be converted into one share of common stock of NewCo, $.001 par value (“NewCo Common Stock”), and (ii) each outstanding share of NewCo Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued NewCo Common Stock.

In the event proposals nos. 6 and 7 are approved, upon consummation of the Migratory Merger, the daily business operations of NewCo will continue as they are presently conducted by the Company, at the Company's principal executive offices at 11 Royal Road, Brookline, MA 02455. The authorized capital stock of NewCo will consist of 100,000,000 shares of common stock, par value $.001 per share ("Delaware Common Stock") and 5,000,000 shares of preferred stock, $.001 par value per share ("Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in series by action of the NewCo board of directors. The NewCo board of directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties, provide preferred dividends and preference in the case of dissolution, among other things.

 In the event Proposals nos. 6 and 7 are not approved, but Proposal no. 5 is approved, we will remain with authorized capital consisting of 65,000,000 shares of common stock and no preferred stock.

The NewCo board of directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of NewCo are those who currently serve as executive officers of the Company.

Pursuant to the terms of the Agreement and Plan of Merger, the Migratory Merger may be abandoned by the board of directors of the Company and NewCo at any time prior to the effective date of the Migratory Merger (which may not occur later than the record date of the next annual meeting), for the specific reason described below. In addition, the board of directors of the Company may amend the Agreement and Plan of Merger at any time prior to the effective date of the Migratory Merger provided that any amendment made may not, without approval by the stockholders of the Company, alter or change the amount or kind of NewCo Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Common Stock.  It is likely that the Company’s board of directors will choose not to proceed with the Migratory Merger, even if approved by the stockholders, in the event 1% of the stockholders elect their dissenters rights.  Any such decision will primarily depend on the amount of funds available to the company at the time and the board reserves its discretion to abandon the Migratory Merger in the event it feels the company’s scarce funds can best be put to other uses.

 Exchange of Share Certificates.

As soon as practicable on or after the change of domicile, the Company’s stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company’s transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the Common Stock, a certificate issued by the Company representing an equal number of shares of Common Stock into which such shares of the Common Stock were converted.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing Common Stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing Common Stock following the change of domicile will represent the number of shares of NewCo Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to the Company.

Capitalization

            The authorized capital of the Company, on the Record Date, consisted of 65,000,000 shares of Common Stock, $.001 par value, and 57,368,348 shares of Common Stock were outstanding. No shares of preferred stock are currently authorized by the Company. The authorized capital of NewCo, which will be the authorized capital of the Company after the change in domicile, consists of 100,000,000 shares of Delaware Common Stock and 5,000,000 shares of Delaware Preferred Stock, if Proposals nos. 6 and 7 are approved and 65,000,000 share of common stock and no preferrd stock in the event such Proposals are not approved.

The NewCo board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of Delaware Common Stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the NewCo board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the NewCo board of directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the NewCo board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

IN THE EVENT PROPOSAL 4 ABOVE (THE REVERSE SPLIT) IS APPROVED, AND THE BOARD OF DIRECTORS DETERMINES TO IMPLEMENT THE CHANGE OF DOMICILE PRIOR TO IMPLEMENTING THE REVERSE SPLIT, THE COMPANY RESERVES THE RIGHT TO IMPLEMENT THE REVERSE SPLIT FOLLOWING THE CHANGE OF DOMICILE (AT ANY TIME IN ITS DISCRETION UNTIL THE RECORD DATE OF THE NEXT ANNUAL SHAREHOLDERS MEETING) FOR THE REASONS DESCRIBED ABOVE IN PROPOSAL 4.  See Proposal 4 for information about the Reverse Split.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive NewCo Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock into NewCo Common Stock pursuant to the change of domicile;
•
The aggregate tax basis of the NewCo Common Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefor;

•
The holding period of NewCo Common Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

Material Differences in Shareholder Rights

The rights of our shareholders are currently governed by New Jersey law.  If this proposal is approved, they will be governed by Delaware law.  At the effective date of the Migratory Merger, NewCo will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL.  The Delaware Certificate and Bylaws  do not differ in a material way from the Company’s current Certificate of Incorporation and Bylaws.  However, as detailed below, there are some material differences between Delaware and New Jersey corporate law.

The following discussion summarizes the material differences between your current rights and the rights you will have if this proposal is adopted. These differences arise from the differences between New Jersey law and Delaware law.

Although it is impracticable to compare all of the aspects in which New Jersey law and Delaware law differ with respect to shareholder rights, the following discussion summarizes what we believe to be the material differences between them.

	Delaware		New Jersey

Removal of Directors
Where a corporation does not have a classified board of directors, Delaware law provides that unless the corporation’s certificate of incorporation provides otherwise, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the votes then entitled to vote on the election of directors. Under Delaware law, where there is a classified board of directors, any director may be removed only for cause, unless the corporation’s certificate of incorporation provides otherwise.

New Jersey law allows shareholders to remove directors for cause or, unless the certificate of incorporation provides otherwise, without cause, in each case by the affirmative vote of the majority of votes cast by the holders of shares entitled to vote.

Special Meetings of Stockholders or Shareholders	Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the corporation’s certificate of incorporation or bylaws.
Under New Jersey law, holders of at least 10% of the shares of a corporation entitled to vote may apply to the New Jersey Superior Court to request that a special meeting of shareholders be called for good cause shown. At such a meeting, the shareholders present in person or by proxy and having voting powers will constitute a quorum for the transaction of business as may be designated in the order of the court.

Notice of Stockholder Meeting	Under Delaware law, the notice of the annual meeting is not required to state the purpose or purposes of the annual meeting.
New Jersey law requires that the written notice of any annual meeting specify the purpose or purposes of the meeting. Therefore, business conducted at an annual shareholder meeting is limited to the business specified in the meeting notice.

Stockholder or Shareholder Action Without a Meeting	Delaware law provides that, except as otherwise stated in the certificate of incorporation, stockholders may act by written consent without a meeting.
New Jersey law provides that, except as otherwise stated in the certificate of incorporation, shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize a permitted or required action at a meeting at which all shareholders entitled to vote were present and voting may act by written consent without a meeting, except in regard to the annual election of directors, which may be by written consent only if unanimous. Also, under New Jersey law, if the action gives rise to dissenters’ rights, the board of directors must fix a date for the tabulation of consents.

	Delaware		New Jersey

Amendments to Certificate of Incorporation
Delaware law generally provides that amendments to a certificate of incorporation must be approved by the board of directors and then adopted by the vote of a majority of the outstanding voting power entitled to vote thereon, unless the certificate of incorporation requires a greater vote.

New Jersey law provides that a corporation may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired so long as the amendment contains only such provisions as might lawfully be contained in an original certificate of incorporation filed at the time of making such amendment.

Amendments to By-laws
Under Delaware law, stockholders of a corporation entitled to vote and, if so provided in the certificate of incorporation, the directors of the corporation, each have the power, separately, to adopt, amend and repeal the bylaws of a corporation.

Under New Jersey law, the initial by-laws of a corporation are adopted by the board of directors at its organization meeting. Thereafter, the board of directors has the power to make, alter and repeal by-laws unless such power is reserved to the shareholders in the certificate of incorporation, but by-laws made by the board of directors may be altered or repealed, and new by-laws made, by the shareholders. The shareholders may prescribe in the by-laws that any by-law made by them may not be altered or repealed by the board of directors. Whenever any amendment to the by-laws, other than as regards the election of directors, is to be taken by vote of the shareholders, it must be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by the certificate of incorporation or New Jersey law.

Anti-Takeover Provisions
Delaware law provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation, thereby becoming an “interested stockholder”, that person may not engage in certain transactions, including mergers, with the corporation for a period of three years unless one of the following exceptions applies: (i) the board of directors approved the acquisition of stock or the transaction prior to the time that the person became an interested stockholder; (ii) the person became an interested stockholder and 85% owner of the voting stock of the corporation in the transaction, excluding voting stock owned by directors who are also officers and certain employee stock plans; or (iii) the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder.  A Delaware corporation may elect not to be governed by this provision of Delaware law.

New Jersey law restricts the ability of certain persons to acquire control of a New Jersey corporation. In general, a corporation organized under the laws of New Jersey with its principal executive offices or significant business operations located in New Jersey (a “resident domestic corporation”) may not engage in a “business combination” with an “interested shareholder” for a period of five years following the interested shareholder’s becoming such unless the business combination is approved by the board of directors prior to the stock acquisition date. Covered business combinations include certain mergers, dispositions of assets or shares and recapitalizations. An interested shareholder is generally a shareholder owning at least 10% of the voting power of a corporation’s outstanding shares. In addition, after the prohibition during the first five years, a resident domestic corporation may not engage in a business combination with the interested shareholder other than (i) a business combination approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by such interested shareholder at a meeting for such purpose or (ii) a business combination in which the interested shareholder pays a formula price designed to ensure that all other shareholders receive at least the highest price per share paid by such interested shareholder from the date the entity became an interested shareholder.  A resident domestic corporation may not opt out of the foregoing provisions.

Appraisal Rights
Under Delaware law, a stockholder of a Delaware corporation is generally entitled to demand appraisal of the fair value of his or her shares in the event the corporation is a party to a merger or consolidation, subject to specified exceptions.

Under New Jersey law, appraisal rights are available in connection with (i) a merger or consolidation to which the corporation is a party, (ii) any sale, lease or exchange or other disposition of all or substantially all of a corporation’s assets other than in the usual and regular course of business or (iii) an acquisition of some or all of the outstanding shares or assets of a legal entity, either directly or through a subsidiary, in exchange for the corporation’s shares (a “share exchange”) if, as a result of the share exchange, the number of voting or participating shares issued in connection with the share exchange, when combined with shares already outstanding, would exceed by more than 40 percent the number of those shares outstanding immediately before the share exchange, unless an exception applies. A New Jersey corporation may provide in its certificate of incorporation that shareholders will have appraisal rights even in cases where the exceptions to the availability of appraisal rights discussed below exist.

	Delaware law does not confer appraisal rights to stockholders if the corporation’s shares are:		New Jersey law does not confer appraisal rights to stockholders in connection with: • A merger or consolidation in which the

•   listed on a national securities exchange;

•   held of record by more than 2,000 holders; or

•   shares of the corporation surviving or resulting from the merger or consolidation if the merger did not require the vote of the stockholders of the surviving or resulting corporation for the approval of the merger under Delaware law.

Even if these exceptions to appraisal rights apply, the holders of such shares will have appraisal rights if they are required to accept in the merger any consideration in exchange for such shares other than:

•   shares of stock of the corporation surviving or resulting from the merger or consolidation;

•   shares of stock of any other corporation that will be either listed on a national securities exchange or held of record by more than 2,000 holders;

•   cash in lieu of fractional shares; or

•   any combination of the foregoing.

The certificate of incorporation of a Delaware corporation may provide appraisal rights for stockholders upon an amendment to a corporation’s certificate of incorporation, any merger in which the corporation is a constituent or a sale of all or substantially all of the assets of the corporation corporation is a party if the merger does not require shareholder approval. Under New Jersey law shareholder approval for a merger or consolidation is required if the merger amends the certificate of incorporation, affects the outstanding shares of the surviving corporation or, if the number of voting or participating shares issued in connection with the merger or consolidation, when combined with shares already outstanding, would exceed by more than 40 percent the number of those shares outstanding immediately before the merger.

   The merger of the corporation into a wholly owned subsidiary if certain conditions are met.

•   (i) A merger or consolidation in which the corporation is a party or (ii) a share exchange if (i) the shares held by the corporation’s shareholders are listed on a national securities exchange or are held of record by at least 1,000 holders or (ii) in the case of a merger or consolidation, the corporation’s shareholders will receive (a) cash, (b) shares, obligations or other securities that will either be listed on a national securities exchange or held of record by not less than 1,000 holders or (c) a combination thereof.

   A sale, lease, exchange or other disposition of all or substantially all of a corporation’s assets if the shares held by the corporation’s shareholders are listed on a national securities exchange or are held of record by at least 1,000 holders.

•A dissolution transaction in which substantially all of a corporation’s net assets are to be distributed to its shareholder within one year after the date of the transaction, so long as the transaction is wholly for cash, shares, obligations or other securities which will be listed on a national securities exchange or held of record by not less than 1,000 holders or a combination thereof.

	Delaware		New Jersey

Directors’ and Officers’ Liability and Indemnification		.
New Jersey law permits a domestic corporation to eliminate the liability of directors or officers to the corporation or its shareholders for the breach of any duty owed to the corporation or its shareholders, except for any breach of duty based upon an act or omission (i) in breach of such person’s duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law or (iii) resulting in receipt by the person of an improper personal benefit. In this context, an act or omission in breach of a director or officer’s duty of loyalty is defined as an act or omission which the director or officer knows or believes to be contrary to the best interests of the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest

Delaware law provides that, subject to certain limitations in the case of derivative suits brought by a corporation’s stockholders in its name, a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding (other than an action by or in the right of the corporation) on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if the person (i) acted in good faith and in a manner reasonably believed to be in the best interests of the corporation (or in some circumstances, at least not opposed to its best interests), and (ii) in a criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

New Jersey law provides that a domestic corporation may indemnify a corporate agent (generally defined as any person who is or was a director, officer, employee or agent of the corporation or of any constituent corporation absorbed by the corporation in a consolidation or merger and any person who is or was a director, officer, trustee, employee or agent of any other enterprise, serving as such at the request of the corporation or the legal representative of any such director, officer, trustee, employee or agent) against such person’s expenses and liabilities in connection with any proceeding involving the corporate agent by reason of being or having been such a corporate agent (other than a proceeding by or in the right of the corporation) if the corporate agent (i) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

	Delaware		New Jersey

Delaware law also permits a corporation to indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

New Jersey law also permits indemnification of a corporate agent against expenses incurred in connection with a derivative action or suit which involves the corporate agent, if the corporate agent acted in good faith and in a manner the corporate agent reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be provided in respect of any claim, issue or matter as to which the corporate agent is adjudged to be liable to the corporation, unless and only to the extent that the Superior Court of the State of New Jersey (or the court in which the proceeding was brought) determines upon application that the corporate agent is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a current or former director or officer is successful on the merits or otherwise in the defense of such an action, suit or proceeding, the corporation is required by Delaware law to indemnify such person for expenses actually and reasonably incurred thereby.

New Jersey law requires a corporation to indemnify a corporate agent for such corporate agent’s expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to above, or in defense of any claim, issue or matter therein. Except as required by the previous sentence, no indemnification may be made or expenses advanced, and none may be ordered by a court, if such indemnification or advancement would be inconsistent with (i) a provision of the corporation’s certificate of incorporation, (ii) its by-laws, (iii) a resolution of the board of directors or of the corporation’s shareholders, (iv) an agreement to which the corporation is a party or (v) other proper corporate action in effect at the time of the accrual of the alleged cause of action asserted in the proceeding, which prohibits, limits or otherwise conditions the exercise of indemnification powers by the corporation or the rights of indemnification to which a corporate agent may be entitled.

	Delaware		New Jersey

Filling of Vacancies on the Board of Directors
Under Delaware Law, if there are no directors in office, then any officer or any stockholder or executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the company’s certificate of incorporation or bylaws or may apply to the Court of Chancery for a decree summarily ordering an election.

Under New Jersey Law, if there are no directors in office, any shareholder or the executor or administrator of a deceased shareholder may call a special meeting of shareholders for the election of directors and, over his own signature, shall give notice of said meeting in accordance with New Jersey law.

Preemptive Rights
Under Delaware law, stockholders of a corporation do not have preemptive rights to subscribe to an additional issue of stock or to any security convertible into such stock, unless such right is expressly included in the certificate of incorporation.
Under New Jersey law, shareholders have preemptive rights unless the certificate of incorporation provides otherwise.

Dividends
Delaware law generally provides that, subject to certain restrictions, the directors of every corporation may declare and pay dividends upon the shares of its capital stock either out of its surplus or, in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

New Jersey law generally provides that a corporation may pay dividends unless (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation’s total assets would be less than its total liabilities.

Repurchase of Shares
Delaware law provides that a corporation may generally redeem or repurchase shares of its stock unless the capital of the corporation is impaired or such redemption or repurchase would impair the capital of the corporation.
New Jersey law provides that a corporation may generally acquire its own shares subject to restrictions in its own certificate of incorporation.

Stockholder or Shareholder Vote on Fundamental Issues or Extraordinary Corporate Transactions
Under Delaware law, a sale or other disposition of all or substantially all of a corporation’s assets, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the affirmative vote of the corporation’s board of directors and, with limited exceptions, the affirmative vote of a majority of the aggregate voting power of the outstanding stock entitled to vote on the transaction.

New Jersey law provides that a sale, lease, exchange or other disposition of all or substantially all of a corporation’s assets not in the usual and regular course of its business, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the affirmative vote of the corporation’s board of directors and the affirmative vote of two-thirds of the votes so cast by shareholders entitled to vote thereon, unless the corporation adopts by the affirmative vote of two-thirds of the votes cast by the holders of shares entitled to vote thereon a majority voting requirement.

ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF NEWCO FOLLOWING THE CHANGE OF DOMICILE (IF THE PREVIOUS PROPOSAL IS ADOPTED) TO INCREASE OUR AUTHORIZED CAPITAL TO 100,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE

(Proposal No. 6)

      In the event Proposal 5 is adopted, approval of this Proposal would:

•
increase the number of authorized shares of common stock from 65,000,000 shares to 100,000,000 shares.

THIS PROPOSAL WILL BE MOOT, REGARDLESS OF THE NUMBER OF SHARES VOTED IN ITS FAVOR IF PROPOSAL NO. 5 IS NOT APPROVED.  THIS PROPOSAL ONLY ADDRESSES THE AUTHORIZED CAPITAL OF NEWCO FOLLOWING APPROVAL OF THE CHANGE IN DOMICILE.

Purpose and Effect of the Amendment

      We currently have 65,000,000 authorized shares of common stock. As of April 26, 2010, 57,368,348 shares of common stock were outstanding and 2,987,000 shares of common stock were subject to awards under the 2007 Option Plan, aside from options held by executive officers.  If Proposal 5 is adopted, all of these securities would transfer on a one-to-one basis into NewCo following the merger.

        The additional shares of common stock to be authorized by adoption of Proposal 6 would have rights identical to the currently outstanding shares of NewCo common stock. Adopting Proposal 6 would not affect the rights of the holders of currently outstanding common stock. However, if additional shares of common stock are actually issued, any such issuance would have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

Reasons to Increase the Amount of Authorized Shares

      The principal purpose to authorize additional shares of common stock, following the change in domicile, is to provide us with additional financial flexibility to issue common stock for purposes which may be identified in the future, including, without limitation, to distribute common stock to stockholders pursuant to stock splits and/or stock dividends, to raise equity capital, to provide sufficient shares for issuance under the 2007 Stock Option Plan, to adopt additional equity incentive plans or reserve additional shares for issuance under such plans, to make acquisitions through the use of common stock, and to effect other corporate transactions.

      The availability of additional shares of common stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. An increase in the number of authorized shares of common stock would enable the Board of Directors to avoid the time (and expense) of seeking stockholder approval in connection with any such contemplated action. If Proposal 6 is approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or the rules of any stock exchange upon which our securities may be listed. As of the date hereof, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized shares. Approval of the proposal does not mean that we will necessarily enter into such a transaction, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing.  No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing. The holders of common stock do not have preemptive rights to purchase any shares issued in the future.

      The proposed increase in the authorized number of shares of common stock could have a variety of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Your attention is directed to the table at the end of proposal no. 3 which sets forth the amount of shares that would be available fore issuance if proposals nos. 6 and 7 are adopted.

ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF NEWCO FOLLOWING THE CHANGE OF DOMICILE (IF THE PREVIOUS PROPOSAL IS ADOPTED) TO INCREASE OUR AUTHORIZED CAPITAL TO INCLUDE 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK, PAR VALUE $0.001 PER SHARE

(Proposal No. 7)

           In the event Proposal 5 is adopted, approval of this Proposal would:

•
Authorize a new class of “blank check” preferred stock consisting of 5,000,000 shares.

THIS PROPOSAL WILL BE MOOT, REGARDLESS OF THE NUMBER OF SHARES VOTED IN ITS FAVOR IF PROPOSAL NO. 5 IS NOT APPROVED.  THIS PROPOSAL ONLY ADDRESSES THE AUTHORIZED CAPITAL OF NEWCO FOLLOWING APPROVAL OF THE CHANGE IN DOMICILE.

Purpose and Effect of the Amendment

      We currently have 65,000,000 authorized shares of common stock. As of April 26, 2010, 57,368,348 shares of common stock were outstanding and 2,987,000 shares of common stock were subject to awards under the 2007 Option Plan, aside from options held by executive officers.  If Proposal 5 is adopted, all of these securities would transfer on a one-to-one basis into NewCo following the merger.

     Adopting Proposal 7 would not affect the rights of the holders of currently outstanding common stock. However, if shares of preferred stock are actually issued, any such issuance would have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

      The shares of preferred stock to be authorized by adoption of Proposal 7 would be blank check preferred stock, which means that the Board of Directors may authorize and issue such preferred stock from time to time, upon such terms and conditions as the Board of Directors may approve.

      We currently do not have any authorized preferred shares.  However, we currently have 65,000,000 authorized shares of common stock. As of April 26, 2010, 57,368,348 shares of common stock were outstanding and 2,987,000 shares of common stock were subject to awards under the 2007 Option Plan, aside from options held by executive officers.

Reasons to Increase the Amount of Authorized Shares

      The principal purpose to authorize additional shares of preferred stock is to provide us with additional financial flexibility to issue preferred stock for purposes which may be identified in the future, including, without limitation, to distribute to stockholders as a stock dividends, to raise equity capital, to make acquisitions through the use of preferred stock, and to effect other corporate transactions.

      The availability of preferred stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. Adoption now of preferred stock would enable the Board of Directors to avoid the time (and expense) of seeking stockholder approval in connection with any such contemplated action. If Proposal 7 is approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law or the rules of any stock exchange upon which our securities may be listed. As of the date hereof, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized preferred shares.  Approval of the proposal does not mean that we will necessarily enter into such a transaction, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing.  No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing.

      The proposed preferred stock could have a variety of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Similarly, the Board could authorize the issuance of a class or series of preferred stock with such rights and preferences as to greatly limit the likelihood of our common stockholders from receiving cash dividends or distributions upon our dissolution.  Such preferred shares could also be given “poison pill” provisions that would dissuade potential suitors from acquiring us, thereby reducing an opportunity for our common shareholders to maximize the value of their shareholdings.

Your attention is directed to the table at the end of proposal no. 3 which sets forth the amount of shares that would be available fore issuance if proposals nos. 6 and 7 are adopted.

RATIFICATION AND APPROVAL OF OUR
2007 STOCK OPTION PLAN
(Proposal No. 8)

General

      The Board of Directors has determined that it is in our best interests to adopt the 2007 Stock Award and Incentive Plan (the “2007 Plan”), with the approval of stockholders, to enhance our ability to link pay to performance, including through the use of stock options.

      The Board believes that attracting and retaining executives and other key employees of high quality is essential to our growth and success. To this end, the availability of a comprehensive compensation program which includes incentives for motivating employees and rewards for outstanding service can contribute to our future success. In particular, we intend to use stock options as an important element of compensation for executives, employees, non-employee directors and certain other persons because such awards enable them to acquire or increase their proprietary interest in us, thereby promoting a closer identity of interests between them and our stockholders. In addition, annual incentive awards and other performance-based awards will provide incentives for achieving specific performance objectives. The Board therefore views the 2007 Plan as a key part of our compensation program.

Reasons for Stockholder Approval

      The Board seeks stockholder approval of the 2007 Plan to satisfy certain legal requirements and to provide potential tax advantages to us and participants.

      In addition, the Board seeks to preserve our ability to claim tax deductions for compensation, to the greatest extent practicable. Therefore, we are seeking stockholder approval of the material terms of performance awards to named executives under the 2007 Plan, to meet a key requirement for such awards to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are “named executive officers” in the summary compensation table in the company’s proxy statement). “Performance-based” compensation is not counted against the $1 million deductibility cap. If the 2007 Plan is approved by our stockholders, performance awards intended by the Committee to qualify as “performance-based” compensation will be payable only upon achievement of pre-established performance goals, subject to any additional requirements and terms as the Committee may establish. Such performance awards can be used to place strong emphasis on the building of value for all stockholders. For purposes of Section 162(m), approval of the 2007 Plan will be deemed also to include approval of the eligibility of executive officers and other eligible persons to participate, the per-person limitations described below under the caption “Shares Available and Award Limitations” and the general business criteria upon which performance objectives for performance awards are based, described below under the caption “Performance-Based Awards.” Because stockholder approval of general business criteria, without specific targeted levels of performance, qualifies performance awards for a period of approximately five years, stockholder approval of such business criteria will meet the requirements under Section 162(m) until 2012. Stockholder approval of the performance goal inherent in stock options is not subject to a time limit under Section 162(m).

      Stockholder approval will also allow the Committee to designate options as “incentive stock options,” if it chooses, to provide potential tax advantages to participants. These potential advantages are explained below under “Federal Income Tax Implications of the 2007 Plan.”

Approval of this Proposal shall also be the approval and ratification of all options previously awarded under the 2007 Stock option plan., and specifically the 15,000,000 options issued to Mr. Kidrin pursuant to his employment agreement, the aggregate of 550,000 option issued to each of our non-employee directors for their services to date on the Board, the 125,000 options granted to Mr. Coleman, one of our directors for special services performed for the Company, and an aggregate of approximately 900,000 options issued to various consultants over the last three years.

Description of the 2007 Plan

      The following is a brief description of the material features of the 2007 Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix D.

      Shares Available and Award Limitations. Under the 2007 Plan, the number of shares of common stock reserved and available for awards will be 25,000,000. As discussed below, this number is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.  Of this amount, the total number of shares with respect to which incentive stock options may be granted shall not exceed 22,000,000.  Any shares of stock delivered under the 2007 Plan shall consist of authorized and unissued shares or treasury shares.

      Options subject to forfeiture or expired options or otherwise terminated without issuance of shares to the participant, and shares withheld by or surrendered to us to satisfy withholding tax obligations or in payment of the exercise price of an Award, will be deemed to be available for new grants under the 2007 Plan.  Under the 2007 Plan, shares subject to an Award granted in substitution for an award of a company or business acquired by us or a subsidiary will not count against the number of shares reserved and available. Shares delivered under the 2007 Plan may be either newly issued or treasury shares. On April 26, 2010, the last reported sale price of our common stock on the OTC:BB was $0.12 per share.

      Adjustments to the number and kind of shares are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the common stock. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify, as “performance-based” generally must conform to requirements under Section 162(m).

      Eligibility. Our and our subsidiaries’ executive officers and other employees and non-employee directors, consultants and others who provide substantial services to us and our subsidiaries, are eligible to be granted Awards under the 2007 Plan. In addition, any person who has been offered employment by us or one of our subsidiaries may be granted Awards, but such prospective employee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment. At present, approximately 7 persons would be eligible for Awards under the 2007 Plan.

      Administration. The 2007 Plan is administered by the Committee, except that the Board may appoint any other committee to administer the 2007 Plan or may itself act to administer the 2007 Plan. The Board must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the “Committee” below mean the committee or the full Board exercising authority with respect to a given Award.) The Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2007 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2007 Plan. Nothing in the 2007 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to any Participant, including executive officers. The 2007 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2007 Plan.  As of the date hereof, a Committee has not been established so all references herein to “Committee” shall mean the entire Board.

      Stock Options. The Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price of an option is determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below). The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee, subject to a restriction that no ISO may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares or other property (possibly including notes or obligations to make payment on a deferred basis, or through broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price.

      Performance-Based Awards. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 2007 Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, to avoid the limitations on deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance Awards to named executive officers will be selected from among the following: (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting environmental or safety standards, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The Committee may specify that any such criteria will be measured before or after extraordinary or non-recurring items, before or after service fees, or before or after payments of Awards under the 2007 Plan. The Committee may set the levels of performance required in connection with performance Awards as fixed amounts, goals relative to performance in prior periods, as goals compared to the performance of one or more comparable companies or an index covering multiple companies, or in any other way the Committee may determine.

      Other Terms of Awards. Awards may be settled in cash, shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2007 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the participant) to satisfy tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may permit transfers in individual cases, including for estate planning purposes.

      Awards under the 2007 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for, exchange for or as a buyout of other Awards under the 2007 Plan, awards under our other plans, or other rights to payment from us, and may exchange or buyout outstanding Awards for cash or other property. The Committee also may grant Awards in addition to and in tandem with other Awards, awards, or rights as well. In granting a new Award, the Committee may determine that the in-the-money value of any surrendered Award may be applied to reduce the exercise price of any option.

      Vesting, Forfeitures, and Acceleration Thereof. The Committee may, in its discretion determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. In addition, the 2007 Plan provides that, unless otherwise provided by the Committee in writing at the time of the Award, in the event of a Change in Control of the Company, most outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents.

      Amendment and Termination of the 2007 Plan. The Board may amend, alter, suspend, discontinue, or terminate the 2007 Plan or the Committee’s authority to grant awards thereunder without stockholder approval unless stockholder approval is required by law, regulation, or stock exchange rule. The Board may, in its discretion, submit other amendments to stockholders for approval. Under these provisions, stockholder approval will not necessarily be required for amendments, which might increase the cost of the 2007 Plan or broaden eligibility. Unless earlier terminated, the 2007 Plan will terminate at such time that no shares reserved under the Plan remain available and we have no further rights or obligations with respect to any outstanding Award.

Federal Income Tax Implications of the 2007 Plan

      The following is a brief description of the federal income tax consequences generally arising with respect to Awards that may be granted under the 2007 Plan. The grant of an option will create no federal income tax consequences for the participant or us. A participant will not have taxable income upon exercising an option, which is an ISO (except that the alternative minimum tax may apply). Upon exercising an option which is not an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise.

      Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, the tax “basis” is the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

      We generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. We generally are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

      As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2007 Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and Awards which are conditioned upon achievement of performance goals may be, intended to qualify as such “performance-based” compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the 2007 Plan will be fully deductible under all circumstances.

      The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2007 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2007 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2007 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

New Plan Benefits

     The following table shows the number of shares of our common stock that we expect to issue under the 2007 Stock Option Plan during 2010 and 2011.

2007 STOCK OPTION PLAN

Name and Current Position	Number of Options		Dollar Value

Thom Kidrin, President and CEO	0	(1)	--	(1)

Executive Group	0	(1)	--	(1)
Non-Executive Director Group	600,000	(2)	$72,000	(2)
Non-Executive Officer Employee Group	--	(3)	--	(3)

(1) As discussed elsewhere, Mr. Kidrin received 15,000,000 options upon execution of his employment agreement in September 2007, which options vested in three tranches over two years.  Any further grants of options to Mr. Kidrin will be solely at the discretion of our Board of Directors and cannot be determined at this time.

(2) The options issued to the Non-Executive Director Group (comprised of our three non-employee directors) assumes that we will maintain, during 2010 and 2011, our current policy of compensating each of our non-employee directors annually with 100,000 options.  Based on that assumption we have calculated the value of the options that may be awarded based on the closing price of our common stock on April 26, 2010 of $0.12.

(3) Awards under the 2007 Plan to all other employees is solely within the discretion of our Board of Directors and cannot be determined at this time.

The following table sets forth information as of December 31, 2009, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans not approved by stockholders (1)	18,362,838		$0.061	6,637,162
Stock option grants approved by stockholders	0	$	N/A	-
Total	18,362,838		$0.063	6,637,162
(1)  These options were issued under the 2007 Plan subject to its approval by our stockholders.

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
(Proposal No. 9)

Our Board of Directors has appointed the firm of Bongiovanni & Associates, CPA'S as our principal independent auditors for the fiscal year ending December 31, 2010, subject to ratification by the stockholders. Bongiovanni & Associates, CPA’S has been as our independent auditors since 2007.

If the appointment of Bongiovanni & Associates, CPA’S is not ratified or if it declines to act or their engagement is otherwise discontinued, the Board of Directors will appoint other independent auditors. A representative of Bongiovanni & Associates, CPA’S is expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting, if he so desires, and will be available to respond to appropriate questions from stockholders.

Fees

The following table represents the aggregate fees billed for professional audit services rendered to the independent auditor, Bongiovanni & Associates, CPA’S (“Bongiovanni”), for our audit of the annual financial statements for the years ended December 31, 2009 and 2008. Bongiovanni was retained as our auditor in 2007. Audit fees and other fees of auditors are listed as follows:

Year Ended December 31	2009		2008

Audit Fees (1)	$23,000	(2)	$17,000
Audit-Related Fees (3)	9,000		9,000
Tax Fees (4)	$0		5,000
All Other Fees (5)			--
Total Accounting Fees and Services	$32,000		$31,000

(1)
Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-QSB, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
The amounts shown for Bongiovanni in 2009 and 2008 relate to (i) the audit of our annual financial statements for the years ended December 31, 2009 and 2008, and (ii) the review of the financial statements included in our filings on Form 10-Q for the first, second and third quarters of 2009 and 2008.

(3)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.

(4)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.

(5)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

Pre-Approval Policy For Audit and Non-Audit Services

We do not have a standing audit committee, and the full Board performs all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered to us by Bongiovanni & Associates, CPA’S were pre-approved by our Board of Directors.

We are presently working with our legal counsel to establish formal pre-approval policies and procedures for future engagements of our accountants. The new policies and procedures will be detailed as to the particular service, will require that the Board or an audit committee thereof be informed of each service, and will prohibit the delegation of pre-approval responsibilities to management. It is currently anticipated that our new policy will provide (i) for an annual pre-approval, by the Board or audit committee, of all audit, audit-related and non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, and (ii) that additional engagements of the auditor, which were not approved in the annual pre-approval process, and engagements that are anticipated to exceed previously approved thresholds, will be presented on a case-by-case basis, by the President or Controller, for pre-approval by the Board or audit committee, before management engages the auditors for any such purposes. The new policy and procedures may authorize the Board or audit committee to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount (to be determined). All pre-approvals shall be contingent on a finding, by the Board, audit committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.

BOARD RECOMMENDATION

The Board of Directors believes that the approval of the foregoing nine proposals is in the best interests of our Company and its stockholders and, therefore, recommends that the stockholders vote FOR such proposals.

STOCKHOLDERS PROPOSALS FOR 2011 ANNUAL MEETING

We must receive a stockholder proposal (and any supporting statement) to be considered for inclusion in our proxy statement and proxy for our annual meeting in 2011 at our principal executive offices on or before February 1, 2011. Any other proposal that a stockholder intends to present at that meeting may be deemed untimely unless we have received written notice of such proposal on or before April 1, 2011. Stockholders should send proposals and notices addressed to Worlds.com Inc., 11 Royal Road, Brookline, MA 02145, Attention: Thom Kidrin, President.

OTHER MATTERS

We have not received any other proposal or notice of any stockholder’s intention to present any proposal at our annual meeting, and we are not aware of any matter, other than those discussed above in this Proxy Statement, to be presented at the meeting. If any other matter is properly brought before the annual meeting, the persons named in the attached proxy intend to vote on such matter as directed by our Board of Directors.

We will bear all costs of solicitation of proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and we reserve the right to compensate outside agencies for the purpose of soliciting proxies. We will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of shares held in their names and we will reimburse them for out-of-pocket expenses incurred on our behalf.

By Order of the Board of Directors,
/s/ Thom Kidrin
Thom Kidrin, President

May 18, 2010

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.  STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

AMENDMENT TO CERTIFICATE OF INCORPORATION

The Certificate of Incorporation is hereby amended as follows:

Article FOURTH is hereby deleted in its entirety and replaced with the following:

FOURTH:  The total authorized capital stock of the Corporation shall be 105,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 5,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

Appendix B

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER approved on _______, 2010 by Worlds.com Inc., a business corporation organized under the laws of the State of New Jersey (“Worlds - NJ”), and by its Board of Directors prior to said date, and approved on ______, 2010 by Worlds, Inc., a business corporation organized under the laws of the State of Delaware (“Worlds - DE”), and by its Board of Directors on said date.

1. Worlds - NJ and Worlds - DE shall, pursuant to the provisions of the New Jersey Business Corporation Act and the provisions of the Delaware General Corporate Laws, the laws of the jurisdiction of organization of Worlds - DE, be merged with and into a single corporation, to wit Worlds - DE, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Worlds - NJ, which is sometimes hereinafter referred to as the "terminating corporation", shall cease upon the effective date of the merger in accordance with the provisions of the New Jersey Business Corporation Act.

2. The certificate of incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of said surviving corporation; and said certificate of incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the surviving corporation.

3. The by-laws of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6. The Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the New Jersey Business Corporation Act, and the merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the surviving corporation.

7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the terminating corporation in the manner prescribed by the provisions of the New Jersey Business Corporation Act, and in the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the surviving corporation, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of New Jersey and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger, unless the board of directors of the terminating corporation determine not to proceed with the merger.

8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

9. The effective date of the merger herein provided for in the State of New Jersey shall be the date that the certificate of merger is filed with the Secretary of State of the State of New Jersey.

10. As of the date first set forth above, the effect of this Plan of Merger shall be as provided in Section 259 and other applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, upon the effectiveness of this Merger, all the property, rights, privileges, powers and franchises of the non-surviving corporation shall vest in Surviving Corporation, and all debts, liabilities and duties of the non-surviving corporation shall become the debts, liabilities and duties of Surviving Corporation.

WORLDS.COM INC., a New Jersey Corporation

By: /s/ Thom Kidrin
Name: Thom Kidrin
Title: Chief Executive Officer

WORLDS, INC., a Delaware Corporation

By: /s/ Thom Kidrin
Name: Thom Kidrin
Title: Chief Executive Officer

Exhibit 1

CERTIFICATE OF INCORPORATION

OF

WORLDS, INC.
____________

The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

FIRST: The name of the corporation (hereinafter called the "Corporation") is Worlds, Inc.

SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1811 Silverside Road, Wilmington, Delaware 19810, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Vcorp Services, LLC.

THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation are as follows:

To conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:

(A) The total authorized capital stock of the Corporation shall be 105,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock, par value $0.001 per share.

(B) The Board of Directors is authorized to divide the 5,000,000 shares of preferred stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations

FIFTH: The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS
Thom Kidrin	c/o Worlds.com Inc.
11 Royal Road
Brookline, Massachusetts 02445

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: The bylaws of the Corporation may be made, altered, amended, changed, added to, or repealed by the board of directors of the Corporation without the assent or vote of the stockholders.

EIGHT: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Sec. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

NINTH: The Corporation shall, to the fullest extent permitted by the provisions of Sec. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stock-holders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.

Signed on ______, 2010

/s/ Thom Kidrin
Thom Kidrin, Incorporator

Exhibit 2

BY-LAWS

OF

WORLDS, INC.
(hereinafter called the "Corporation")

ARTICLE I
OFFICES

Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE II
MEETING OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meetings. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary, or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6. Consent of Stockholders in Lieu of Meeting Unless otherwise provided in the Certificate of Incorpo-ration, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The written consents shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which the proceedings are recorded. Delivery to the registered officer shall be by hand or certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shill be given to those stockholders who have not consented in writing.

Section 7. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 8. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stock-holders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III
DIRECTORS

Section 1. Number and Election of Directors. The Board of Directors shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one (1) director. Notice thereof stating the place, date and hour of the meetings shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6. Actions of Board. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to the Section 7 shall constitute presence in person at such meeting.

Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 9. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid for attendance at each meeting of the Board of Directors or a stated annual salary as director. Compensation may also consist of such options, warrants rights, shares of capital stock or any other form of remuneration approved by the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement of expenses for attending committee meetings.

Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or their committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
OFFICERS

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director), Treasurer and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2. Election. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon an-other person or persons.

Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall "possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 5. President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 6. Vice-Presidents. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice-President or the Vice-Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall perform such other-duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice-President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any' other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by Law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render unto the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice-President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 2. Signatures. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI
NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII
GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII
INDEMNIFICATION AND DIRECTORS' LIABILITY

Section 1. Indemnification of Directors and Officers. The Corporation shall be required, to the fullest extent authorized by Section 145 of the General Corporation Law of the State of Delaware (the "GCL"), as the same may be amended and supplemented, to indemnify any and all directors and officers of the Corporation.

ARTICLE IX
AMENDMENTS

Section 1. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice' of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

Section 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

APPENDIX C

14A:11-1  Right of shareholders to dissent.

14A:11-1.  Right of shareholders to dissent.

(1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

(a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

(i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

(A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

(B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

(ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);

(iii) a shareholder of a corporation shall not have the right to dissent from a plan of merger, if the merger did not require, for its approval, the vote of the shareholders as provided in subsection (6) of N.J.S.14A:10-3; or

(b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

(i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

(ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

(A) cash; or

(B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

(C) cash and such securities; or

(iii) from a sale pursuant to an order of a court having jurisdiction.

(2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

(3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists.  A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

(4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

L.1968, c.350; amended 1973, c.366, s.60; 1988, c.94, s.64; 1995, c.279, s.21; 2001, c.193, s.3.

14A:11-2.    Notice of dissent; demand for payment; endorsement of certificates

(1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

(2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

(3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

(4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

(5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

(6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him.  If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

(7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

L.1968, c.350; amended 1973,c.366,s.61; 1988,c.94,s.65.

14A:11-3.    "Dissenting shareholder" defined; date for determination of fair value

(1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

(2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

(3) "Fair value" as used in this Chapter shall be determined

(a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

(b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

(c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

L.1968, c.350; amended 1973,c.366,s.62; 1988,c.94,s.66.

APPENDIX D

WORLDS.COM INC.

2007 Stock Option Plan

1.     Purpose. The purpose of this 2007 Stock Option Plan (the “Plan”) is to aid Worlds.com, Inc., a New Jersey corporation (the “Company”), in attracting, retaining, motivating and rewarding employees (including executive officers and employee directors) and non-employee directors and consultants who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders.  The Plan authorizes stock-based incentives for Participants.

2.     Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Award” means an Incentive Stock Option, together with any related right or interest, granted to a Participant under the Plan.

        (b) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant’s Award upon such Participant’s death, provided such person, if an individual, is such Participant’s parent, grand-parent, parent-in-law, child, sibling, grandchild or other lineal descendant or the current spouse of each of the foregoing, and if an entity, is a family partnership or a trust or estate of which the primary beneficiary is the Participant or any of the aforementioned individuals. Unless otherwise determined by the Committee, the designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

(c) “Board” means the Company’s Board of Directors.

      (d) “Change of Control” means (i) the sale of all of the Company’s outstanding capital stock to a person(s) or entity(ies) not previously a 5% owner (directly or indirectly) of any class of the Company’s equity (on a fully diluted basis) and is not controlling, controlled by or under common control with such a 5% owner, nor the spouse or descendant (by birth or adoption) of such a 5% owner, nor a trust for the beneficiary of such a 5% owner or (ii) a transaction that qualifies as a “Deemed Liquidation Event” as defined in the Company’s Restated Certificate of Incorporation.

      (e) “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

      (f) “Committee” means (i) the Company’s Compensation Committee or (ii) a committee of two or more directors designated by the Board to administer the Plan.  In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee.

(g) “Effective Date” means the effective date specified in Section 8(o).

(h) “Eligible Person” has the meaning specified in Section 5.

      (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

      (j) “Fair Market Value” shall mean the amount determined by the Committee, except that if the Stock is listed on a national securities exchange (or traded on the over-the-counter market), the fair market value shall be the closing price of the Stock on such exchange (or market as reported by the National Quotation Bureau) on the day on which an Award is granted hereby (or with respect to another event requiring the valuation of the Stock, the closing price on the appropriate date as determined by the Committee), or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

(k) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

(l) “Option” means a right, granted to a Participant under Section 6(b), to purchase Stock at a specified price during specified time periods.

      (m) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Regulation 1.162-27 under Code Section 162(m).

(n) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(o) “Section 16(b)” means Section 16(b) of the Exchange Act.
(p) “Stock” means the Company’s Common Stock, par value $.001 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 8(c).

            3.     Administration.

           (a)            Authority of the Committee.  The Plan shall be administered by the Committee (subject to the Board’s authority to restrict the Committee), which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 8(b) and other persons claiming rights from or through a Participant, and stockholders.  The foregoing notwithstanding, the Board shall perform the functions of the Committee if the Committee is not established.

           (b)            Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine.  Notwithstanding the foregoing, no action may be taken pursuant to this Section 3(b) if such action would result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and would cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.

            (c)            Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.     Stock Subject to Plan.

                       (a)            Overall Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 25,000,000, of which 22,000,000 will be ISOs and the balance will be non-qualified or non-incentive stock options pursuant to Code section 423.  Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

                      (b)            Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.  Shares subject to an Award that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan.  In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

5.     Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer and an employee director of the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan.  For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

6.     Specific Terms of Awards.

           (a)           General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring total or partial forfeiture of Awards (at no cost to the Company) in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the New York Business Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)            Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

                            (i) Exercise Price.  The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option (or 110% of the Fair Market Value with respect to an Award to a 10% shareholder).

      (ii)  Option Term; Time and Method of Exercise.  The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO exceed a period of ten years from the date of grant (or five years for a person owning 10% or more of the Company’s outstanding Stock.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 8(k)), including, without limitation, cash, stock or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option “profit,” at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify), provided that no arrangement shall be valid if it shall have the effect of causing the Award to lose its status as an ISO under Code Section 422.

      (iii)  ISOs.  The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirements that (i) no ISO shall be granted more than ten years after the Effective Date, (ii) no Participant may have more than $100,000 of stock underlying ISOs vest in any calendar year, based upon the value of the underlying stock on the date of grant and (iii) upon the termination of a Participant’s employment with the Company for any reason other than death, the ISO will expire at the earlier of (x) the ISO’s Expiration Date or (y) three months from the date of the Participant’s termination or twelve months if the termination was for a permanent disability.

7.                Certain Provisions Applicable to Awards.

           (a)            Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate.  Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.  Subject to Section 8(k), the Committee may determine that, in granting a new Award, the in-the-money value of any surrendered Award or Award may be applied to reduce the exercise price of any Option.

           (b)            Exemptions from Section 16(b) Liability.  With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will attempt to ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 (or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan.  The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 8(k)) to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b).  Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

           (c)           Loan Provisions.  With the Committee’s consent, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company (including without limitation, [the applicable provisions] [Section 3.3(e)] of the Company’s Restated Certificate of Incorporation), the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award.  Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate, if any, to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

(d)            Cash-Out of Awards.  Except as otherwise provided in the Plan or as otherwise provided by the Committee, in connection with a Change in Control in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Committee may, in its discretion, provide for payment (a "cash-out") with respect to some or all Awards, equal in the case of each affected Award to the excess, if any, of (i) the Fair Market Value of one share of Stock (as determined by the Committee in its reasonable discretion) multiplied by the number of shares of Stock subject to the Award, over (ii) the aggregate exercise price, if any, under the Award, in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Committee determines.

8.                General Provisions.

           (a)            Compliance with Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

           (b)            Limits on Transferability; Beneficiaries.  No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

           (c)            Adjustments.  In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 8(k)).

           (d)            Tax Provisions.

(i) Withholding.  The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee.  Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

(ii)  Requirement of Notification of Code Section 83(b) Election.  If any Participant shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)  Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

           (e)            Changes to the Plan.  The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may have a material adverse affect on the rights of such Participant under any outstanding Award.

           (f)            Right of Setoff.  The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 8(f).

           (g)            Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, or other property, or make other arrangements to meet the Company’s obligations under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

           (h)            Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

           (i)            Payments in the Event of Forfeitures; Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           (j)            [Intentionally Omitted]

           (k)            Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee’s authority under the Plan is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to “variable” accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such “variable” accounting.

           (l)            Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m)            Limitation on Rights Conferred under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) subject to the specific terms of the Award, conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised.  Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(n)            Severability; Entire Agreement.  If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.  The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(o)            Plan Effective Date and Termination.  The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders.  Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

 (p)            Repricing.  No award that could be characterized as a “repricing” shall be made pursuant to this Plan without shareholder approval.

(q)           Waiver of Jury Trial.  AS A CONDITION OF RECEIVING AN AWARD, EACH PARTICIPANT SHALL BE DEEMED TO HAVE IRREVOCABLY WAIVED, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY AWARD GRANTED UNDER THIS PLAN.

(r)           Investor Rights Agreement.  As a condition of receiving an Award, the Participant shall be required to obligate itself to the provisions of the Investor Rights Agreement dated as of August 31, 2006 by and among the Company, LLR and each of the Company’s shareholders on such date addressing:  transfer restrictions, board composition, general representations and warranties (as applicable) and drag along rights.

(s)        Compliance With Code Sections 409A and 422.  Notwithstanding any provision of this Plan to the contrary, the Committee shall be authorized to amend this Plan or any Award to bring the Plan and such Award into compliance with Code Sections 409A and 422 and the acceptance by any Participant of an Award shall be deemed consent to any such change even if such change would have a material adverse effect on the Participant, provided, however, that any change required by law (or by the Code to maintain the status of an Award as an ISO) to be approved by the Company’s shareholders shall not be effective until such approval is obtained, unless the applicable Award provides otherwise.

9.     Non-Incentive options.  The prior provisions of this Plan notwithstanding, the Committee is also authorized to issue non-qualified stock options to non-employee directors of the Company (or its subsidiaries) and to consultants who provide services to the Company (or its subsidiaries).  The persons to whom options under this Section 9 shall be issued to as well as the terms of any such grants shall be at the discretion of the Committee.

WORLDS.COM INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2010

Know all men by these presents, that the undersigned hereby constitutes and appoints Thom Kidrin, the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of Worlds.com Inc., standing in the name of the undersigned at the close of business on April 26, 2010, at the Annual Meeting of Stockholders of the Company to be held on June 1, 2010 at Fireman Associates, 145 Rosemary Street, Suite H, Rosemary Park, Needham  MA 02494, at 11:00 a.m. local time, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

Please mark your votes as this example	☒

1. Election of Directors

Nominees are:

Thom Kidrin, Bernard Stolar, Jay Coleman and Robert Fireman
(Instruction: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)
_________________________________
	For m	Withhold m
2. Approval to amend the Company’s Certificate of Incorporation to increase authorized common stock to 100,000,000 shares of common stock.	For m	Against m	Abstain m
3. Approval to amend the Company’s Certificate of Incorporation to increase authorized capital to include 5,000,000 shares of newly-created blank-check preferred stock.	For m	Against m	Abstain m
4. Approval for the Board of Directors to implement a reverse split of between 2:1 and 20:1 at its discretion.	For m	Against m	Abstain m
5. To change the Company’s domicile from New Jersey to Delaware.	For m	Against m	Abstain m
6. Approval to authorize the Certificate of Incorporation in the new domicile to provide for 100,000,000 shares of common stock. (This item is only applicable if Proposal 5 is approved)	For m	Against m	Abstain m
7. Approval to authorize the Certificate of Incorporation in the new domicile to provide for 5,000,000 shares of blank check preferred stock. (This item is only applicable if Proposal 5 is approved)	For m	Against m	Abstain m
8. Ratification and approval of the adoption of the Company’s 2007 Stock Award and Incentive Plan and all awards previously granted thereunder.	For m	Against m	Abstain m
9. Approval of appointment of the firm of Bongiovanni & Associates, CPA’S as the Company’s auditors.	For m	Against m	Abstain m

10. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

	For m	Against m	Abstain m

The shares represented by this proxy will be voted in the manner indicated, and if no instructions to the contrary are indicated, will be voted FOR all proposals listed above.  Number of shares owned by undersigned _________________

Signature(s):  Date: _________________

Signature(s):  Date: _________________

IMPORTANT: Please sign exactly as your names are printed here.  Executors, administrators, trustees and other persons signing in a representative capacity should give full title.